UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2009

IXI Mobile, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51259	20-2374143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Moshe Levi Street, Rishon Lezion, Israel	75658
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  972 (3) 942-8888

P.O. Box 2543, 17 Hatidhar St., Ra'anana, 43665 Israel

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 6, 2009, Shmuel Gitlin gave notice that he is leaving his position on the Board of Directors of IXI Mobile, Inc. (the “Company”), and, on August 7, 2009, Israel Frieder gave notice that he is leaving his position on the Company’s Board of Directors.  Messrs. Gitlin’s and Frieder’s departures did not involve any controversy or disagreement with the Company. In addition, Avi Goldstein resigned as the Company’s chief executive officer on August 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IXI MOBILE, INC.

	By:	/s/ Zion Hadad
	Name:	Zion Hadad
Dated: August 11, 2009	Title:	Director